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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  December 20, 1998
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                       (Date of earliest event reported)


                                LeaRonal, Inc.
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            (Exact name of registrant as specified in its charter)


          New York                     0-3183           11-1717548
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 (State or other jurisdiction       (Commission      (I.R.S. Employer
       of incorporation)                File        Identification No.)
                                       Number)



                 272 Buffalo Avenue, Freeport, New York  11520
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              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:

                                (516) 868-8800
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          (b) On December 20, 1998, LeaRonal, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Rohm and Haas Company ("Parent") and Lightning Acquisition Corp., a wholly owned subsidiary of Parent ("Purchaser"). Pursuant to the Merger Agreement, on December 23, 1998 Purchaser commenced a tender offer to purchase all of the issued and outstanding shares of common stock, par value $1.00 per share, of the Company (the "Shares") at a purchase price of $34.00 per Share in cash (the "Offer"). The Offer is scheduled to expire at 12:00 midnight, New York City time, on Friday, January 22, 1999, unless the Offer is extended. Following the successful completion of the Offer, Purchaser will merge with and into the Company (the "Merger") and the Company will become a wholly owned subsidiary of Parent. Each Share not purchased in the Offer or otherwise owned by Parent will be converted in the Merger into the right to receive $34.00 in cash.

          Also on December 20, 1998, Parent, Purchaser and the Company entered into a Tender and Option Agreement (the "Tender and Option Agreement") with certain stockholders of the Company together owning approximately 29% of the outstanding Shares, pursuant to which such stockholders have agreed to tender their Shares into the Offer and have granted Parent an irrevocable option to purchase such Shares upon the terms and subject to the conditions set forth therein.

          The Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to expiration of the Offer a number of Shares representing not less than two-thirds of the fully diluted Shares and
(ii) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been terminated. The Offer and the Merger are also subject to the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement.

          Copies of the Merger Agreement, the Tender and Option Agreement and the related joint press release are attached as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
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          (c) Exhibits

          2.1 Agreement and Plan of Merger, dated December 20, 1998, among Parent, Purchaser and the Company. (Incorporated by reference to Exhibit 3 to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed on December 23, 1998 (the "Schedule 14D-9").)

         10.1 Tender and Option Agreement, dated December 20, 1998, among Parent, Purchaser, the Company and certain stockholders of the Company. (Incorporated by reference to Exhibit 4 to the Schedule 14D-9.)

          99.1 Joint Press Release, dated December 21, 1998. (Incorporated by reference to Exhibit 7 to the Schedule 14D-9.)
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                         LEARONAL, INC.
                         (Registrant)


                         By:  /s/   Ronald F. Ostrow
                            --------------------------------------------------
                               Name:  Ronald F. Ostrow
                               Title: President and Chief Executive Officer



Date:  December 23, 1998
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                                 EXHIBIT INDEX


Exhibit
Number                          Exhibit
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2.1       Agreement and Plan of Merger, dated December 20, 1998, among Parent,
          Purchaser and the Company. (Incorporated by reference to Exhibit 3 to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed on December 23, 1998 (the "Schedule 14D-9").)

10.1 Tender and Option Agreement, dated December 20, 1998, among Parent, Purchaser, the Company and certain stockholders of the Company. (Incorporated by reference to Exhibit 4 to the Schedule 14D-9.)

99.1 Joint Press Release, dated December 21, 1998. (Incorporated by reference to Exhibit 7 to the Schedule 14D-9.)